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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ________________


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 1, 2003

                              SCANVEC AMIABLE LTD.
   -----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




      Israel                  000-23734                          N/A
-----------------          ----------------              ---------------------
 (State or Other             (Commission                     (IRS Employer
 Jurisdiction of             File Number)                  Identification No.)
 Incorporation)


         Two International Plaza, Suite 625, Philadelphia, PA 19113-1518
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (610) 521-6300
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4. Changes in Registrant's Certifying Accountant

         On December 1, 2003, the Company dismissed Ernst & Young LLP ("E&Y") as its independent public accountants and appointed Grant Thornton LLP ("Grant Thornton") as its new independent public accountants. The decision to dismiss E&Y and to retain Grant Thornton was approved by the Company's Audit Committee and Board of Directors.

         The reports of E&Y on the Company's financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the subsequent period up to the date of this report, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y review such disclosures and provide a letter addressed to the Securities and Exchange Commission as specified by Item 304(a)(3) of Regulation S-B. Such letter is filed as Exhibit 16.1 to this report.

         During the fiscal years ended December 31, 2002 and 2001, and the subsequent interim period up to the date of this report, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or contemplated, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matters or events required to be reported pursuant to Item 304(a)(1)(iv) of Regulation S-B.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Business Acquired: Not Applicable

            (b) Pro Forma Financial Information: Not Applicable

            (c) Exhibits:

                16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated December 8, 2003, regarding change in certifying accountant.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SCANVEC AMIABLE LTD.


                                        By:
                                            -------------------------------
                                            Name:  Gerald J. Kochanski
                                            Title: Vice President and
                                                   Chief Financial Officer


Date:  December 8, 2003


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                                  EXHIBIT INDEX


Exhibit No.             Description of Exhibit
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  16.1                  Letter from Ernst & Young LLP to the Securities
                        and Exchange Commission, dated December 8, 2003, regarding change in certifying accountant.